Exhibit 99.1

U.S. GoldMining Expands Western High-Grade Zone at Whistler Gold-Copper Deposit,

Alaska: Intersects 458 meters at 0.75 g/t Gold Equivalent,

Including 48 m at 1.23 g/t AuEq and 116 m at 1.00 g/t AuEq

Anchorage, Alaska – February 3, 2025 – U.S. GoldMining Inc. (NASDAQ: USGO) (“U.S. GoldMining” or the “Company”) is pleased to announce new assay results from its 2024 confirmatory diamond core drilling program completed at the Whistler Gold-Copper Project (the “Project”) in Alaska, U.S.A. The results reported in this news release highlight WH24-03 & WH24-04, which build upon the earlier success of the 2024 drill program including multiple broad intercepts and the best drill hole in the history of the property to date.

Tim Smith, Chief Executive Officer of U.S. GoldMining, commented: “As a follow-up to the high-grade previously intersected in the western portion of the Whistler Deposit (WH24-02: 120 m at 1.00 g/t AuEq), WH24-04 was drilled to further delineate and target a potential extension of this high-grade zone, with the goal of further upgrading the existing mineral resource profile of the Project. The assays returned for WH24-04, which exceed the grades seen in prior drilling, demonstrate that metal grade improves with depth in the western portion of the Whistler Deposit, as predicted. This further demonstrates the Company’s understanding of the zonation and controls on mineralization and why we see the potential to expand the existing Project mineral resource estimate (“MRE”) beyond the current 6.48 million gold equivalent ounces in indicated resources, and further 4.16 million gold equivalent ounces in inferred resources. These drill results build towards our ongoing objectives of optimizing the large, high-quality and robust MRE, while concurrently conducting ongoing engineering and environmental studies. On the back of these latest drill results, we’re very excited heading into the 2025 exploration season. In addition to our strong local and state support, Whistler is also now positioned to see greater federal support following President Trump’s Executive Order dated January 20, 2025, “Unleashing Alaska’s Extraordinary Resource Potential.”

Selected Drill Highlights:

●	WH24-04 confirmed and extended the high-grade mineralization located within the western portion of the Whistler Deposit, which was initially intersected in WH24-02 (see news release dated November 18, 2024):

○	Main Zone intercept of 458 meters (“m”) at 0.46 grams per tonne (“g/t”) gold (“Au”), 0.16% copper (“Cu”) and 1.66 g/t silver (“Ag”), or 0.75 g/t gold equivalent (“AuEq”)*, from 224 m to 682 m depth down hole;

○	Including higher-grade intercepts:

▪	48 m at 1.23 g/t AuEq (0.61 g/t Au, 0.34% Cu and 2.19 g/t Ag) from 260 m depth; and

▪	50 m at 0.98 g/t AuEq (0.73 g/t Au, 0.13% Cu and 1.50 g/t Ag) from 406 m depth; and

▪	116 m at 1.00 g/t AuEq (0.76 g/t Au, 0.13% Cu and 1.75 g/t Ag) from 508 m depth.

●	WH24-03 tested the deep northwest quadrant of the Whistler Deposit:

○	12.7 m at 1.96 g/t AuEq (1.30 g/t Au, 0.35% Cu, 2.37 g/t Ag) from 40 meters depth.

○	139.9 m at 0.47 g/t AuEq (0.21 g/t Au, 0.14% Cu, 0.97 g/t Ag) from 385 meters depth, including;

▪	28 m at 0.85 g/t AuEq (0.41 g/t Au, 0.24% Cu, 1.74 g/t Ag) from 401 meters depth.

●	Assays remain pending for one additional drill hole from the Company’s 2024 drilling program.

*See Table 1 for further information.

2024 Drilling Program

As reported on September 30, 2024, the Company completed six diamond core holes for 4,006 meters during the 2024 field season at the Project. Drilling at the Whistler Deposit (see Figure 1) was aimed at further delineating and extending areas of high-grade mineralization within deeper portions of the Whistler Deposit, building upon the success of the 2023 drilling program, which included a standout drill intercept of 652.5 m at 1.00 g/t AuEq, comprised of 0.73 g/t Au, 0.16% Cu and 1.5 g/t Ag from 7.0 m depth to 659.5 m down hole (reported in drill hole WH23-03; see news release dated September 30, 2024).

515,000 mE
520,000 mE
525,000 mE
6,875,000 mN
6,870,000 mN
N
S
E
W
Snow Ridge
Dagwood
Raintree North
Raintree East
Raintree West
Whistler
Raintree South
Red
Blip
Hotfoot
Whistler Camp
Rainmaker
Whiskey Bravo Airstrip
Legend
Property
Deposit
Target
Airstrip
2 km
U.S. GOLDMINING
Whistler & Raintree Area
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System:
NAD 1983 UTM Zone 05

Figure 1 Location map of the northern Whistler Project highlighting the Whistler and Raintree West deposits.

Drilling Results Discussion

Whistler Deposit Drilling 2024

The western portion of the Whistler Deposit (see Figure 2) is relatively under drilled with respect to its potential for expansion of mineralization and improved delineation of higher grade mineralization. It follows that the Company targeted this region in its 2024 drilling campaign. This focus also followed up on WH23-02, drilled in 2023, which demonstrated the potential to extend mineralization southwards along strike in the southwest quadrant of the Deposit, intersecting 142.3 m at 0.51 g/t AuEq from 305 m depth down hole (see news release dated January 16, 2024), and containing mineralization with a low gold:copper ratio and associated clay mineralogy indicative of relatively cooler and shallow mineralization. WH23-02 was thus interpreted to over-lie a hydrothermal center, which could contain deeper higher grade Au-Cu mineralization.

U.S. GOLDMINING
Whistler Deposit
WHISTLER PROJECT
ALASKA, U.S.A.
PLAN VIEW
Map Coordinate System:
NAD 1983 UTM Zone 05N
518,000E
518,500E
519,000E
6,871,500N
6,871,000N
WH24-02
WH24-04
WH24-03
WH23-02
WH23-03
WH23-01
WH24-02A
WH05-14
WH88-07
WH08-10
WH08-12
WH04-04
WH05-08
WH89-15
WH08-09
WH05-10
WH07-07
WH88-11
WH88-08
WH07-01
WH07-04
WH88-05
WH88-13
WH88-02
WH88-04
WH04-02
WH07-05
WH07-06
WH05-09
WH89-16
WH88-12
WH05-13
WH10-014
WH10-023
WH10-030
WH04-01
Geological Legend
Late-Stage porphyry
Main Stage & Intermineral porphyry
Country Rock (sedimentary rocks)
Faults
Deep Early Quartz Veins
Drill Trace Legend
Au ppm (left)
AuEq ppm (center)
(2023/2024 drilling only)
Cu % (right)
< 0.10
0.10 to 0.30
0.3 to 0.50
0.5 to 1.00
1.00 to 2.00
≥ 2.00
< 0.01
0.01 to 0.05
0.05 to 0.10
0.10 to 0.25
0.25 to 0.50
≥ 0.50
N
0
200
meters

Figure 2 Whistler Deposit drill plan. Historic drill holes have gold and copper histograms plotted (left and right respectively; see legend). Traces for 2023 & 2024 drill holes are shown in bold, with AuEq plotted down the drill trace. Drilling is overlain on a geological interpretation of the Whistler Intrusive Suite (cut at 200 meters below surface) to illustrate the overall geometry of mineralized porphyry phases (pale purple) and weak to non-mineralized late-stage porphyry phases (darker purple).

Furthermore, WH24-02, drilled in 2024 (see news release dated November 18, 2024), returned additional positive results including a high-grade intercept of 120 m at 1.00 g/t AuEq, also testing the under-drilled western portion of the Whistler Deposit. The drill specifically targeted a position directly above a zone of stockwork quartz veining, interpreted as high temperature ‘deep early’ quartz veins. Such deep early quartz veins indicate the location of hydrothermal fluid ascent paths which brought Au-Cu up from below during the mineralization process. Thus, high grade mineralization was correctly postulated to occur between these geologically diagnostic zones, that is, above the deep early quartz veins, but below the relatively cool, low Au:Cu ratio mineralization seen in WH23-02.

Following confirmation of this geological model (based on the positive results of WH24-02), the Company subsequently targeted additional under-drilled areas in the Whistler Deposit using these criteria to vector towards potentially higher grade mineralization.

WH24-04 thus targeted 250 m vertically beneath WH23-02 and approximately 100 m to the south of the deep early quartz veining, to further test this geologic hypothesis of predictable high-grade zonation and to potentially extend mineralization into an under-drilled portion of the deposit. As predicted, WH24-04 subsequently intersected increasing gold:copper ratio down the drill hole, and over a total mineralized envelope of 591.00 meters at 0.66 g/t AuEq (0.37 g/t Au, 0.15% Cu and 1.48 g/t Ag) starting from 91 meters depth downhole. This mineralization intercept included, within the deeper portion of the envelope, a number of broad high grade zones (see Table 1 for details):

▪	48 m at 1.23 g/t AuEq (0.61 g/t Au, 0.34% Cu and 2.19 g/t Ag) from 260 m downhole;

▪	50 m at 0.98 g/t AuEq (0.73 g/t Au, 0.13% Cu and 1.50 g/t Ag) from 406 m downhole; and

▪	116 m at 1.00 g/t AuEq (0.76 g/t Au, 0.13% Cu and 1.75 g/t Ag) from 508 m downhole.

U.S. GOLDMINING
Whistler Deposit
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System:
NAD 1983 UTM Zone 05N
South-Southwest
700m (a.s.l.)
600m (a.s.l.)
500m (a.s.l.)
MRE Constraining Pit Shell
WH24-04
A
B
C
D
EOH 832.1 m
Deep Early Quartz Veins
Hydrothermal fluid ascent path
6,871,000N
6,871,100N
6,871,200N
6,871,300N
6,871,400N
518,700E
6,871,500N
6,871,600N
6,871,700N
6,871,800N
518,800E
6,871,900N
6,872,000N
900m (a.s.l.)
300m (a.s.l.)
WH24-04:
A: 458 m at 0.75 g/t AuEq from 224 m
0.46 g/t Au
0.16 % Cu
1.66 g/t Ag
Including:
B: 48 m at 1.23 g/t AuEq from 260 m
0.61 g/t Au
0.34 % Cu
2.19 g/t Ag
C: 50 m at 0.98 g/t AuEq from 406 m
0.73 g/t Au
0.13% Cu
1.50 g/t Ag
D: 116 m at 1.00 g/t AuEq from 508 m
0.76 g/t Au
0.13 % Cu
1.75 g/t Ag
Whistler Deposit
80 m Thick Cross Section
Looking West
Geological Legend
Late-Stage porphyry
Main Stage & Intermineral porphyry
Country Rock (sedimentary rocks)
Faults
>20% Early Porphyry Veins
Drill Trace Legend
Au ppm (left)
AuEq ppm (center)
Cu % (right)
< 0.10
0.10 to 0.30
0.3 to 0.50
0.5 to 1.00
1.00 to 2.00
≥ 2.00
< 0.01
0.01 to 0.05
0.05 to 0.10
0.10 to 0.25
0.25 to 0.50
≥ 0.50

Figure 3 Whistler Deposit, WH24-04 cross section view looking west-northwest.

WH24-03 was designed to test the deep center-north of the Whistler Deposit. The upper part of the hole was primarily designed to infill poorly defined zones of copper-gold mineralization, and the deeper section designed to test a deep exploration target predicated on an observed zone of elevated molybdenum mineralization delineated in previous drilling, which suggested potential for higher grade gold-copper mineralization below this elevated molybdenum zone.

The upper part of the hole intersected post-mineralization late-stage porphyry (“LSP”) dykes striking at a shallow angle to the drill azimuth, with the exception of a short interval of high-grade mineralization located between LSP dykes, which returned 12.7 m at 1.96 g/t AuEq (1.30 g/t Au, 0.35% Cu, 2.37 g/t Ag) from 40 meters depth down hole.

The middle section of the drill hole confirmed modelled mineralization grades hosted in Intermineral Porphyry, comprising 139.9 m at 0.47 g/t AuEq (0.21 g/t Au, 0.14% Cu, 0.97 g/t Ag) from 385.08 meters down hole, and including 28 m at 0.85 g/t AuEq (0.41 g/t Au, 0.24% Cu, 1.74 g/t Ag) from 401 meters down hole.

In the lower portion of WH24-03 the postulated higher grade gold-copper mineralization below the elevated molybdenum zone was not intersected, however a newly defined zone of deep early quartz veins with three broad zones of low-grade mineralization was intercepted as follows:

▪	36 m at 0.29 g/t AuEq (0.08 g/t Au, 0.12% Cu and 1.08 g/t Ag) from 643 m depth;

▪	36 m at 0.40 g/t AuEq (0.20 g/t Au, 0.11% Cu and 1.23 g/t Ag) from 731 m depth; and

▪	49 m at 0.28 g/t AuEq (0.18 g/t Au, 0.05% Cu and 1.90 g/t Ag) from 868 m depth.

As successfully demonstrated with WH24-02 and WH24-04, the deep early quartz veins potentially underly zones of high-grade gold-copper mineralization. Thus, the region directly overlying this newly identified zone of deep early quartz veining in the lower portion of WH24-03, represents a potential deep target for future follow-up drilling.

U.S. GOLDMINING
Whistler Deposit
WHISTLER PROJECT
ALASKA, U.S.A.
Map Coordinate System:
NAD 1983 UTM Zone 05N
519,000E
6,871,200N
518,800E
6,871,400N
518,600E
6,871,600N
518,400E
6,871,800N
518,200E
WH24-03
A
B
800m (a.s.l.)
600m (a.s.l.)
400m (a.s.l.)
200m (a.s.l.)
Northwest
Southeast
MRE Constraining Pit Shell
Target Zone
Anomalous Molybdenum
New Deep Early Quartz Vein Zone
Hydrothermal fluid ascent path
EOH 961.6 m
WH24-03:
A: 12.74 m at 1.96 g/t AuEq from 40 m
1.30 g/t Au
0.35 % Cu
2.37 g/t Ag
B: 139.92 m at 0.47 g/t AuEq from 385.08
0.21 g/t Au
0.14 % Cu
0.97 g/t Ag
Whistler Deposit
80 m Thick Cross Section
Looking Southwest
Geological Legend
Late-Stage porphyry
Main Stage & Intermineral porphyry
Country Rock (sedimentary rocks)
Faults
>20% Early Porphyry Veins
>20 ppm Molybdenum
Drill Trace Legend
Au ppm (left)
AuEq ppm (center)
Cu % (right)
< 0.10
0.10 to 0.30
0.3 to 0.50
0.5 to 1.00
1.00 to 2.00
≥ 2.00
< 0.01
0.01 to 0.05
0.05 to 0.10
0.10 to 0.25
0.25 to 0.50
≥ 0.50

Figure 4 Whistler Deposit, WH24-03 cross section view looking southwest.

Table 1 – Project drill assay intercepts from the 2024 drilling program, received as of February 3, 2025. Bold intervals correspond with those reported in the ‘Selected Drill Highlights’ section above.

Hole Number	Interval From (m)	Interval To (m)	Core Length (m)	Gold Grade (g/t)	Copper Grade (%)	Silver Grade (g/t)	AuEq (g/t)*	Lead Grade (%)	Zinc Grade (%)
WH23-03-EXT	0.41	717.00	716.59	0.68	0.15	1.40	0.93	-	-
Including	7.00	659.46	652.46	0.73	0.16	1.50	1.00	-	-
Including	131.00	307.00	176.00	1.24	0.19	1.66	1.55	-	-
And	373.50	423.00	49.50	0.92	0.10	1.82	1.10	-	-
And	441.00	457.00	16.00	1.03	0.20	1.64	1.36	-	-
And	480.00	501.00	21.00	0.80	0.35	2.11	1.37	-	-
And	523.00	539.00	16.00	0.83	0.30	1.14	1.31	-	-
And	575.00	632.00	57.00	1.07	0.17	1.18	1.36	-	-
WH23-03-EXT	698.03	717.00	18.97	0.52	0.11	1.02	0.70	-	-
WH24-01	107.00	109.00	2.00	0.45	-	8.60	0.58	0.61	3.07
WH24-01	147.00	151.00	4.00	0.28	-	7.10	0.42	0.44	1.20
WH24-01	159.00	161.00	2.00	0.64	-	4.50	0.72	0.29	1.59
WH24-01	249.00	266.00	17.00	0.33	0.07	41.97	0.45	0.33	0.75
Including	249.00	253.00	4.00	0.78	0.22	171.55	1.12	1.19	2.53
WH24-01	280.60	300.00	19.40	0.31	-	1.81	0.38	0.12	0.40
Including	284.00	286.00	2.00	1.23	-	4.70	1.32	0.37	1.27
WH24-01	311.00	372.38	61.38	0.36	0.09	4.43	0.53	0.14	0.39
Including	321.00	362.00	41.00	0.41	0.11	5.43	0.61	0.15	0.49
WH24-02	227.00	500.96	273.96	0.48	0.12	0.86	0.71	-	-
Including	291.00	444.00	153.00	0.65	0.14	0.74	0.90	-	-
Including	291.00	411.00	120.00	0.72	0.16	0.83	1.00	-	-
Including	297.00	337.00	40.00	0.82	0.25	1.13	1.28	-	-
And	357.00	377.00	20.00	0.96	0.16	0.93	1.26	-	-
WH24-03	40.00	52.74	12.74	1.30	0.35	2.37	1.96	-	-
	385.08	525.00	139.92	0.21	0.14	0.97	0.47	-	-
Including	401.00	429.00	28.00	0.41	0.24	1.74	0.85	-	-
	643.00	679.00	36.00	0.08	0.12	1.08	0.29	-	-
	731.00	767.00	36.00	0.20	0.11	1.23	0.40	-	-
	868.00	917.00	49.00	0.18	0.05	1.90	0.28	-	-
WH24-04	91.00	682.00	591.00	0.37	0.15	1.48	0.66	-	-
Including	224.00	682.00	458.00	0.46	0.16	1.66	0.75	-	-
Including	260.00	308.00	48.00	0.61	0.34	2.19	1.23	-	-
And	406.00	456.00	50.00	0.73	0.13	1.50	0.98	-	-
And	508.00	624.00	116.00	0.76	0.13	1.75	1.00	-	-

Notes:

WH23-03-EXT drilled down-plunge to test the deeper extents of mineralization within the Whistler Deposit eastern high-grade core, therefore the mineralized intervals reported are not representative of true width. The mineralized intercepts within WH24-01 are estimated to be approximately two-thirds of true width. WH24-02 and WH24-03 drilled oblique to dip and strike to test the vertical profile of mineralization, therefore the mineralized intervals reported are not representative of true width. WH24-04 tested obliquely across strike and to depth to test the vertical profile of mineralization, thus the mineralized intervals reported are estimated to be approximately half to two-thirds of true width.

*AuEq is calculated consistent with the methodology outlined in the report summary titled “S-K 1300 Technical Report Summary Initial Assessment for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, and the technical report titled “NI 43-101 2024 Updated Mineral Resource Estimate for the Whistler Project, South Central Alaska” with an effective date of September 12, 2024, each available under the Company’s profile at www.sec.gov and www.sedarplus.ca (collectively, the “Technical Reports”). Specifically, for drilling reported prior to the 2024 MRE update (WH23-03-EXT and WH24-01): below 10g/t Ag: AuEq=Au + Cu*1.5733 +0.0108Ag, and above 10g/t Ag: AuEq=Au + Cu*1.5733. For drilling reported subsequent to the 2024 MRE update (WH24-02, -03 & -04): below 10g/t Ag: AuEq=Au + (Cu%*1.771) + (Ag*0.0113), and above 10g/t Ag: AuEq=Au + (Cu%*1.771). AuEq calculations do not include Pb and Zn as it is unknown whether these metals can be recovered.

Table 2 – Project 2023 & 2024 drill hole collar location coordinates.

Hole Number	Easting Meters (UTM Zone 18)	Northing Meters (UTM Zone 18)	Elevation (m above sea level)	Depth (m)	Azimuth (Degrees)	Dip (Degrees)	Status
WH23-01	518,782	6,871,260	886.0	467.87	140.80	- 49.0	All assays received
WH23-02	518,779	6,871,253	886.0	605.64	229.20	- 60.1	All assays received
WH23-03-EXT	518,776	6,871,253	886.0	874.50	189.20	- 82.9	All assays received
WH23-04	520,193	6,869,142	352.0	560.83	134.80	- 78.0	All assays received
WH24-01	520,494	6,871,260	497.0	445.77	14.63	- 46.9	All assays received
WH24-02	518,452	6,871,362	849.0	716.30	135.43	- 75.2	All assays received
WH24-03	518,746	6,871,335	859.0	961.9	309.69	- 80.1	All assays received
WH24-04	518,680	6,871,248	876.0	832.20	185.85	- 78.0	All assays received
WH24-05	520,495	6,871,258	497.0	777.85	184.37	- 55.3	Assays Pending

Technical Information

Tim Smith, P.Geo., Chief Executive Officer of U.S. GoldMining, has supervised the preparation of this news release and has reviewed and approved the scientific and technical information contained herein. Mr. Smith is a “qualified person” as defined in Canadian National Instrument 43-101 – Standards of Disclosure for Mineral Projects.

For further details regarding the Project and the mineral resource estimates reported herein, please refer to the Technical Reports.

Data Verification

For the Project drill core sampling program, samples were taken from NQ/HQ diameter core by sawing the drill core in half, with one-half sent to Bureau Veritas Commodities Canada Ltd. (“BV”) in Fairbanks, Alaska, for sample preparation, then to BV’s analytical laboratory in Vancouver, Canada for assaying, and the other half of the core is retained at the site for future reference. Sample lengths downhole were generally 2.0 m, except where samples were taken to honor geological contacts.

BV is a certified commercial laboratory and is independent of U.S. GoldMining. The Company has implemented a quality assurance and quality control program for the sampling and analysis of drill core samples, including duplicates, mineralized standards and blank samples for each batch of core samples. The gold analyses were completed by lead collection fire assay fusion with AAS finish (FA430 method) on 30 grams test weight. Copper, silver and other base metals assays (total suite of 45 elements) were assayed by 4-acid digestion and ICP-MS analysis (MA200 method) on 0.25 grams test weight.

About U.S. GoldMining Inc.

U.S. GoldMining Inc. is an exploration and development company focused on advancing the 100% owned Whistler Gold-Copper Project, located 105 miles (170 kilometers) northwest of Anchorage, Alaska, U.S.A. The Whistler Project consists of several gold-copper porphyry deposits and exploration targets within a large regional land package entirely on State of Alaska Mining claims totaling approximately 53,700 acres (217.5 square kilometers). The Whistler Project Mineral Resource Estimate comprises 294 Mt at 0.68 g/t AuEq for 6.48 Moz AuEq Indicated, plus 198 Mt at 0.65 g/t AuEq for 4.16 Moz AuEq Inferred.

Visit www.usgoldmining.us for more information, including high resolution figures.

For additional information, please contact:

U.S. GoldMining Inc.

Alastair Still, Chair

Tim Smith, Chief Executive Officer

Telephone Toll Free: 1-833-388-9788

Email: info@usgoldmining.us

Forward-Looking Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” within the meaning of the United States federal securities laws and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such statements include statements with regard to the Company’s expectations regarding the Project, including its future potential and planned future programs, and the potential future benefits deriving from the Presidential Executive Order. Words such as “expects”, “anticipates”, “plans”, estimates” and “intends” or similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on U.S. GoldMining’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of future exploration may not confirm expectations, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals or permits, title disputes other risks inherent in the exploration and development of mineral properties and the other risk factors set forth in the Company’s filings with the U.S. Securities and Exchange Commission at.www.sec.gov and Canadian Securities Administrators at www.sedarplus.ca. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release. Forward-looking statements contained in this news release are made as of this date, and U.S. GoldMining does not undertake any duty to update such information except as required under applicable law.